[Picture of Domed Building]




COLONIAL INTERMEDIATE TAX-EXEMPT FUND
ANNUAL REPORT
November 30, 1998


Not FDIC                 May Lose Value
Insured                  No Bank Guarantee

                      COLONIAL INTERMEDIATE TAX-EXEMPT FUND
                      DECEMBER 1, 1997 - NOVEMBER 30, 1998

PORTFOLIO MANAGER COMMENTARY: "During the past 12 months, interest rate volatility, low nominal rates and a near-record level of supply created challenging conditions for investors in tax-exempt bonds. Despite these obstacles, the Fund was well-structured to take advantage of declining interest rates and was able to generate results that placed the Fund's Class A shares in the top 20% of its Lipper competitive peer group."(1)

                                                    --William Loring


                COLONIAL INTERMEDIATE TAX-EXEMPT FUND PERFORMANCE



                                                           CLASS A        CLASS B        CLASS C
                                                           -------        -------        -------
Inception date                                             2/1/93         2/1/93         8/1/97
12-month distributions declared per share(2)               $0.386         $0.333         $0.370
SEC yields on 11/30/98(3)                                    3.43%          2.89%          3.34%
Taxable-equivalent SEC yields(4)                             5.68%          4.78%          5.53%
12-month total returns, assuming                             6.88%          6.17%          6.66%
reinvestment of all distributions and
no sales charge or contingent
deferred sales charge (CDSC)(5)
Net asset value per share on 11/30/98                      $ 8.13         $ 8.13         $ 8.13



QUALITY BREAKDOWN(6) (as of 11/30/98)     MATURITY BREAKDOWN(6) (as of 11/30/98)
 AAA ......................... 53.2%      0-3 years ...................   3.5%
 AA .......................... 19.0%      3-5 years ...................  12.4%
 A ...........................  9.2%      5-7 years ...................  23.3%
 BBB ......................... 15.0%      7-10 years ..................  26.8%
 BB ..........................  0.4%      10-15 years .................  28.1%
 Non-rated ...................  2.4%      15-20 years .................   5.1%
 Cash equivalents ............  0.8%      Cash  equivalents ...........   0.8%


(1)  Please see page 3 for complete Lipper rankings.

(2) A portion of the Fund's income may be subject to the alternative minimum tax.

(3) The 30-day SEC yields on 11/30/98 reflect the portfolio's earning power, net of expenses, and expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or Distributor had not waived or borne certain fund expenses, SEC yields would have been 2.95% for Class A shares, 2.39% for Class B shares and 2.39% for Class C shares.

(4) Taxable-equivalent SEC yields are based on the maximum federal income tax rate of 39.6%. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

(5) Performance results reflect any voluntary waivers or reimbursements of expenses by the Advisor or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

(6) Quality and maturity breakdowns are calculated as a percentage of total investments, including short-term obligations. Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity. Because the Fund is actively managed, there can be no guarantee the Fund will maintain these quality and maturity breakdowns in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                               [PHOTOGRAPH OF STEPHEN E. GIBSON]

I am pleased to present the annual report for Colonial Intermediate Tax-Exempt Fund for the 12-month period ended November 30, 1998.

Conditions for fixed-income investments varied considerably during the period. While the environment for bonds was positive overall, a variety of domestic and international factors created a volatile climate for bond fund investors. In the U.S., the periodic fears of inflation that existed early in the period all but vanished during the second half, as an increasing number of signs pointed toward a gradually slowing U.S. economy. This environment set the stage for a series of interest rate cuts by the Federal Reserve Board in the fall of 1998, helping bond values end the period on a positive note.

Flight to quality was a theme that repeated itself at various times during the period. Abroad, the economic and financial turmoil that began in Asia in the fall of 1997 gradually spread to other less-developed markets. As a result, investors worldwide were drawn to the relative safety and stability of U.S. Treasury bonds. While returns on fixed-income investments, including municipals, were positive, investor demand for quality and stability made U.S. Treasury bonds the biggest winners.

The disciplined bond fund management style for which Colonial is known served investors well, enabling the Fund's Class A shares to outperform the majority of its peers over the past 12 months.(1) For investors seeking competitive levels of tax-free income and the potential for long-term price appreciation, Colonial Intermediate Tax-Exempt Fund remains a viable investment option for their investment portfolios.

The following report will provide you with more specific information on your Fund's performance and the market in which the Fund invests. Thank you for choosing Colonial Intermediate Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson
---------------------

Stephen E. Gibson
President
January 13, 1999


(1) Source: Lipper, Inc. Lipper rankings are based on the Lipper Intermediate Municipal Debt Funds universe. The Fund (Class A shares) ranked in the first quartile for 1 year (rated 27 out of 149 funds) and in the first quartile for 5 years (rated 17 out of 78 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results. Because market and economic conditions change frequently, there can be no assurance that the trends discussed above or on the following pages will continue.

                           PORTFOLIO MANAGEMENT REPORT

WILLIAM LORING is portfolio manager of Colonial Intermediate Tax-Exempt Fund and is vice president of Colonial Management Associates, Inc.

TAX-EXEMPT MARKET GENERATED GAINS DESPITE CHALLENGING CONDITIONS

The market value of municipal bonds appreciated approximately 3% during the past 12 months, according to the Bond Buyer 40 Index, a widely used measure of tax-exempt market performance. This gain was generated under challenging investment conditions. Interest rates were volatile during the period as investors reviewed events that had the potential to affect the U.S. economy's growth rate. During the first half of the period, these events included economic weakness in Southeast Asia that investors thought would have a negative impact on the level of U.S. business activity. When a slowdown failed to materialize and the U.S. economy continued to generate stable economic growth, investors feared that the Federal Reserve Board might raise interest rates, and bond prices declined. In the tax-exempt market, the environment was further complicated by a near-record level of new issue supply, as issuers rushed to take advantage of lower interest rates to refinance existing debt and finance new projects. At times, the market found it difficult to absorb this supply, and tax-exempt prices suffered.

During the second half of the period, a financial and political crisis emerged in Russia that increased market volatility in the U.S. and abroad. Investors sought relatively stable investments, such as U.S. Treasury securities. This flight to quality increased demand for U.S. Treasurys, helping to push yields down to their lowest level in 30 years. As a result, Treasurys outperformed all other sectors of the fixed-income market, including municipal bonds.

MUNICIPAL MARKET GAINS DICTATED BY STRUCTURAL CHARACTERISTICS

During the past 12 months, municipal bond market gains were largely determined by structural characteristics. In other words, rather than bonds of specific issuers or industry sectors performing well, gains were governed by certain types of bonds, such as non-callable bonds and bonds with longer durations. Bonds with those characteristics have a greater-than-average sensitivity to changes in interest rates and, therefore, tend to generate price gains when interest rates are declining, as they were during much of the period. Non-callable bond prices are more sensitive to changes in interest rates because they cannot be redeemed by their issuers and refinanced at lower interest rates, resulting in a longer life span. Longer-duration bonds are more sensitive to interest rate movements because a bond's duration increases as the factors that contribute to duration combine to produce a longer time to the bond's retirement. However, since the Fund's investments have intermediate maturities, they are generally less sensitive to changes in interest rates than investments with longer maturities. Supporting a relatively long duration means that the Fund is constantly fighting an effect known as "rolling down the yield curve," which occurs as a fund's maturity shortens naturally due to the passage of time. As the time to maturity becomes shorter, the potential price changes in response to interest rate movements becomes smaller. During periods of falling rates, it is particularly important to manage this shortening effect. We try to reverse it by constantly increasing the portfolio's investments in bonds with longer maturities. This management technique helped maintain the Fund's relatively higher sensitivity to interest rates during the Fund's fiscal year.

Because bond structure played such a large role in the market's movement during the period, it was difficult to add value through specific credit- or sector-driven investments. However, even though market conditions did not always support our efforts to find relative value outside of bond type, we continued to carefully evaluate a number of industry sectors. For example, we avoided investments in housing bonds because falling interest rates increase the risk of mortgage-holders prepaying their loans. When that happens, bonds are often called early, reducing their life span and causing them to underperform the broader market. We also avoided cyclical issuers, such as steel and paper that have been negatively impacted by decreased demand overseas, particularly by countries in Southeast Asia and Latin America.

FUND'S OUTPERFORMANCE REFLECTS INVESTMENT STRATEGY

For the 12-month period, the Fund generated a total return of 6.88% for Class A shares, based on net asset value. This compares favorably with the performance of the Fund's Lipper competitive peer group, which averaged 6.30% for the same period.(1)

We attribute this outperformance to the Fund's investment strategy. Based on our expectation for low inflation and modest economic growth, we structured the portfolio with a larger-than-average proportion of bonds that tend to perform well during periods of declining interest rates, such as bonds with good call protection. In addition, we consistently maintained a longer-than-average duration in the portfolio. As rates fell, the portfolio's structure enabled the Fund to generate attractive price gains.

OUTLOOK FOR A POSITIVE ECONOMIC AND MARKET ENVIRONMENT

We have a positive economic outlook and we do not anticipate changing our long-term investment strategy. We expect global economic conditions will continue to have a dampening effect on the U.S. economy and the level of inflation -- conditions that are positive for bond prices. While we believe that interest rates may still fall further, we will continue to monitor the economy and the market carefully in the months ahead. We will adjust our strategy if we begin to see signs of significant inflation, accelerating economic growth or rising interest rates. In the meantime, we believe that the Fund is well-positioned to take advantage of current market conditions.

         COLONIAL INTERMEDIATE TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE
                  VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
               Change in Value of $10,000 from 2/1/93 - 11/30/98
                    Based on NAV and POP for Class A shares


[GRAPHIC OF LINE CHART]

         LABEL        A         B         C
                    -----     -----     -----
 LABEL              10000     10000     10000
 1                  10308      9973     10362
 2                  10214      9882     10252
 3                  10320      9985     10355
 4                  10373     10036     10414
 5                  10535     10193     10588
 6                  10575     10232     10601
 7                  10765     10415     10822
 8                  10860     10507     10946
 9                  10888     10534     10967
10                  10818     10466     10870
11                  11011     10654     11099
12                  11137     10775     11226
13                  10886     10533     10935
14                  10522     10180     10490
15                  10635     10289     10579
16                  10705     10357     10671
17                  10719     10371     10605
18                  10836     10484     10800
19                  10882     10528     10837
20                  10799     10448     10678
21                  10658     10312     10489
22                  10487     10146     10299
23                  10650     10304     10526
24                  10815     10463     10826
25                  11039     10681     11141
26                  11162     10799     11269
27                  11166     10803     11283
28                  11437     11066     11643
29                  11367     10997     11541
30                  11521     11147     11650
31                  11674     11295     11798
32                  11752     11370     11873
33                  11890     11504     12045
34                  12013     11623     12245
35                  12075     11683     12363
36                  12184     11788     12456
37                  12138     11744     12372
38                  12030     11639     12214
39                  12015     11625     12179
40                  12000     11610     12175
41                  12094     11701     12307
42                  12205     11808     12419
43                  12222     11825     12416
44                  12335     11934     12590
45                  12432     12028     12732
46                  12642     12231     12965
47                  12597     12188     12910
48                  12616     12206     12935
49                  12732     12319     13053
50                  12589     12180     12879
51                  12641     12230     12987
52                  12791     12375     13183
53                  12925     12505     13323
54                  13258     12827     13692
55                  13145     12717     13564
56                  13297     12865     13725
57                  13350     12916     13813
58                  13437     13000     13894
59                  13609     13167     14097
60                  13714     13268     14242
61                  13735     13288     14247
62                  13721     13275     14259
63                  13639     13195     14195
64                  13865     13415     14420
65                  13903     13452     14477
66                  13855     13405     14513
67                  13997     13542     14737
68                  14241     13779     14921
69                  14364     13897     14920
70                  14361     13895     14973


                  GROWTH OF A $10,000 INVESTMENT MADE ON 2/1/93
                                 As of 11/30/98



      CLASS A                    CLASS B                         CLASS C
   NAV      POP                NAV    w/CDSC                  NAV      w/CDSC
--------------------------------------------------------------------------------
$14,361    $13,895            $13,828  $13,828              $13,913    $13,913


                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 11/30/98

                         CLASS A            CLASS B              CLASS C
INCEPTION                2/1/93             2/1/93               8/1/97
                     NAV       POP      NAV       w/CDSC    NAV       w/CDSC
--------------------------------------------------------------------------------
1 year               6.88%     3.40%    6.17%      2.17%    6.66%       5.66%
5 years              5.83      5.13     5.14       5.14     5.27        5.27
Life                 6.40      5.80     5.71       5.71     5.83        5.83


Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 3.25%. The CDSC returns reflect the maximum charge of 4% for one year for Class B shares and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor and its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class C share performance information includes returns of the Fund's Class B shares (the oldest existing fund class with a similar cost structure) for periods prior to its inception date. These Class B share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B and C shares.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.

                              INVESTMENT PORTFOLIO
                        NOVEMBER 30, 1998 (IN THOUSANDS)

  MUNICIPAL BONDS - 98.2%                                     PAR       VALUE
  -----------------------------------------------------------------------------
   EDUCATION - 5.6%
   EDUCATION - 2.3%
   IL Latin School Chicago,
                           5.200%  08/01/11                 $ 250       $ 253
   NY State Lawrence University,
                           4.150%  07/01/08                   200         199
   VT State Educational & Health Buildings
    Finance Agency,
    Norwich University, Series 1998,
                           5.750%  07/01/13                   100         105
                                                                        -----
                                                                          557
                                                                        -----
   STUDENT LOAN - 3.3%
   NM State Educational Assistance
    Foundation,
    Series 1-A,
                           6.200%  12/01/01                   400         423
   SC State Education Assistance Authority
    Student Loan Revenue Bonds, Series 1991,
                           6.200%  09/01/99                    50          51
   TX Brazos Higher Educational
    Facilities Authority,
    Series 1992-A,
                           6.600%  03/01/00                   325         335
                                                                        -----
                                                                          809
                                                                        -----

--------------------------------------------------------------------------------
   HEALTHCARE - 5.7%
   HOSPITAL - 4.9%
   AL East Health Care Authority,
    Health Care Facilities and Tax Anticipation,
    Series 1993,
                           5.625%  09/01/04                    50          54
   MI Dickinson County,
    Memorial Hospital System,
                           7.625%  11/01/05                   250         283
   MN Minneapolis Children's Hospital,
                           4.500%  08/15/04                   250         256
   NY State Dormitory Authority,
    St. Clare's Hospital,
    Series 1998-B,
                           4.900%  02/15/09                   250         254
   OH Green Springs,
    St. Francis Health Care Center,
    Series 1994-A,
                           7.000%  05/15/04                   100         107

                      Investment Portfolio/November 30, 1998
  -----------------------------------------------------------------------------

  MUNICIPAL BONDS - CONT.                                     PAR       VALUE
  -----------------------------------------------------------------------------
   HEALTHCARE - CONT.
   HOSPITAL - CONT.
   PA Philadelphia Hospitals and Higher
    Educational Facilities, Temple
    University Hospital, Series 1993,
                           5.750%  11/15/99                 $ 100      $  102
   TX Health Facilities Development
    Corp. Hospital, All Saints Episcopal
    Hospitals, Series 1993-A,
                           5.800%  08/15/04                    80          87
   TX Tarrant County Health Facilities
    Development Corp. Hospital, Fort
    Worth Osteopathic Hospital, Series 1993,
                           5.800%  05/15/04                    50          54
                                                                       ------
                                                                        1,197
                                                                       ------

   NURSING HOME - 0.8%
   KY Jefferson County Health Facilities,
    Beverly Enterprises, Inc., Series 1985-B,
                           9.750%  08/01/07                    85          90
   MA State Industrial Finance Agency,
    Belmont Home Care Project,
    Series A,
                           7.970%  01/01/99                   100         100
                                                                       ------
                                                                          190
                                                                       ------

--------------------------------------------------------------------------------
   HOUSING - 5.8%
   MULTI-FAMILY - 1.2%
   MA State Housing Finance Agency,
    Series 1992-C,
                           6.350%  05/15/03 (a)               200         215
   NJ State Housing and Mortgage Finance
    Agency,
                           6.500%  05/01/03                    85          91
                                                                       ------
                                                                          306
                                                                       ------

   SINGLE-FAMILY - 4.6%
   MD Montgomery County Housing Commission,
    Series A,
                           5.750%  07/01/13                   250         267
   NE State Investment Authority,
    Series C,
                           5.650%  09/01/07                   495         527

                      Investment Portfolio/November 30, 1998
  -----------------------------------------------------------------------------

   RI Housing and Mortgage Finance
    Corporation, Homeownership
    Opportunity, Series 6-B:
                           6.500%  04/01/03                 $ 100     $   106
                           6.500%  10/01/03                   200         212
                                                                      -------
                                                                        1,112
                                                                      -------

--------------------------------------------------------------------------------
   OTHER - 10.8%
   POOL/BOND BANK - 1.1%
   MI State Municipal Bond Authority,
    Clean Water Revolving Fund,
    Series 1998,
                           5.250%  10/01/12                   250         264
                                                                      -------
   REFUNDED/ESCROWED - 9.7%(b)
   CA Sacramento Cogeneration Authority,
    Procter & Gamble Project,
                           6.500%  07/01/14                   500         583
   IL State Health Facilities Authority,
    Edgewater Medical Center,
    Series A,
                           9.250%  07/01/24                    95         121
   OH Cuyahoga County,
    Meridia Health System,
                           6.300%  08/15/06                   890       1,025
   OH Olmstead Falls Local School District,
                           6.850%  12/15/11                   550         645
                                                                      -------
                                                                        2,374
                                                                      -------

--------------------------------------------------------------------------------
   OTHER REVENUE - 1.6%
   INDUSTRIAL - 0.4%
   SC State Economic Development
   Authority,
    Caterpillar, Inc., Series 1998,
                           5.050%  06/01/08                   100         100
                                                                      -------

   RECREATION - 0.4%
   NY Hamilton Industrial Development Agency,
    Adirondack Historical Association,
                           4.700%  11/01/08                   100         101
                                                                      -------

   RETAIL - 0.8%
   IA State Finance Authority,
    Mason City Shopping Center,
                           8.500%  12/01/04                    50          52
   OH Lake County,
    North Madison Properties,
    Series 1993,
                           8.069%  09/01/01                    55          59

                      Investment Portfolio/November 30, 1998

  -----------------------------------------------------------------------------
  MUNICIPAL BONDS - CONT.                                     PAR       VALUE
  -----------------------------------------------------------------------------
   OTHER REVENUE - CONT.
   RETAIL - CONT.
   VA Virginia Beach Development Authority,
    SC Diamond Associates, Inc.,
                           8.000%  12/01/10                  $ 75       $  84
                                                                        -----
                                                                          195
                                                                        -----

--------------------------------------------------------------------------------
   RESOURCE RECOVERY - 3.5%
   DISPOSAL - 0.4%
   MA State Industrial Finance Agency,
    Peabody Monofill Associates, Inc.,
    Series 1995,
                           9.000%  09/01/05                    85          94
                                                                        -----

   RESOURCE RECOVERY - 3.1%
   FL Lake County Resources Industrial
    Development, NRG / Recovery Group,
    Series 1993-A,
                           5.400%  10/01/03                   500         508
   MA State Industrial Finance Agency,
    Ogden Hill Project,
    Series 1998 A,
                           5.450%  12/01/12                   250         253
                                                                        -----
                                                                          761
                                                                        -----

--------------------------------------------------------------------------------
   TAX-BACKED - 44.4%
   LOCAL APPROPRIATED - 2.4%
   AZ Phoenix Civic Improvement Corporation,
    Waste Water Lease, Series 1993,
                           5.750%  07/01/04                    50          55
   NC Greenville,
    Series 1998,
                           5.000%  06/01/06                   500         527
                                                                        -----
                                                                          582
                                                                        -----

   LOCAL GENERAL OBLIGATIONS - 23.0%
   AZ Maricopa County Unified School
    District No. 69, Paradise Valley,
    Series 1995,
                           6.350%  07/01/10                   500         590
   AZ Phoenix General Obligation,
                           6.125%  07/01/03                   250         274
   HI Honolulu City & County,
    Series 1995,
                           6.000%  11/01/10                   500         570
   ID Kootenai County School District No. 271,
                           6.000%  07/30/09                   250         286

                      Investment Portfolio/November 30, 1998
  -----------------------------------------------------------------------------

   IL Chicago, General Obligation,
                           6.300%  01/01/05                 $ 250      $  279
   MI Berkley,
    City School District,
                           7.000%  01/01/09                   500         608
   MN West St. Paul,
    Independent School District No. 197,
                             (c)   02/01/04                   500         407
   NY Franklin County,
    Series 1998,
                           4.100%  11/01/04                   250         253
   NY New York City,
    Series 1997 A,
                           7.000%  08/01/06                   850         992
   OH Cleveland,
    Series 1998,
                           4.750%  10/01/03 (d)               500         519
   OH Oak Hills Local School District,
                           5.650%  12/01/07                   250         278
   OH Strongsville, Public Improvement,
                           6.000%  12/01/06                   500         565
                                                                       ------
                                                                        5,621
                                                                       ------

   SPECIAL NON-PROPERTY TAX - 0.9%
   LA Sulphur Public Import Sales and Use
    Tax, Series 1993-ST,
                           5.650%  04/01/04                    50          54
   NY State Local Government Assistance Corp.,
    Series C,
                           6.000%  04/01/12                   150         172
                                                                       ------
                                                                          226
                                                                       ------

   SPECIAL PROPERTY TAX - 1.3%
   MI Downtown Development Tax,
                           5.250%  07/01/12                   300         314
                                                                       ------

   STATE APPROPRIATED - 9.6%
   KS State Development Authority,
    Lease Juvenile Detention Facility
    Project,  Series 1992-H,
                           5.750%  06/01/02                    60          64
   NY New York Dormitory Authority:
   New York City University, Series A,
                           5.625%  07/01/16 (d)               500         550
    State University of New York,
    Series 1989 B,
                           7.100%  05/15/01                   100         107

                      Investment Portfolio/November 30, 1998

  -----------------------------------------------------------------------------
  MUNICIPAL BONDS - CONT.                                     PAR       VALUE
  -----------------------------------------------------------------------------
   TAX-BACKED - CONT.
   STATE APPROPRIATED - CONT.
   NY State Urban Development Corp.:
                           5.750%  04/01/11                 $ 500      $  548
                           6.250%  04/01/02                   500         534
   OH State Higher Education Commission,
    Series II-B,
                           5.750%  11/01/04                   500         547
                                                                       ------
                                                                        2,350
                                                                       ------

   STATE GENERAL OBLIGATIONS - 7.2%
   CT State,
    Series 1997-A,
                           5.125%  03/01/10                   250         266
   MA State,
    Series 1998-C,
                           5.250%  08/01/12                   500         529
   MN State,
                           5.600%  10/01/04                   100         109
   NJ State, General Obligation,
    Series D,
                             (c)   02/15/04                    90          73
   TX State,
    Series A,
                           5.800%  10/01/04                   500         549
   WA State,
    Series B,
                           6.000%  06/01/05                   200         222
                                                                       ------
                                                                        1,748
                                                                       ------

--------------------------------------------------------------------------------
   TRANSPORTATION - 10.1%
   AIRPORT - 0.2%
   CO Denver City & County
    Airport System,  Series 1992-C,
                           6.250%  11/15/00                    50          52
                                                                       ------

   TOLL FACILITIES - 7.6%
   CA Foothill Eastern Transportation
    Corridor Agency, State Toll Road,
    Senior Lien, Series A,
                             (c)   01/01/04                   500         398
   IN State Transportation Finance Authority,
    Series 1993-A,
                           5.250%  06/01/09 (d)               600         643
   KY State Turnpike Authority, Economic
    Development Revitalization Projects,
    Series 1992,
                           5.500%  01/01/01                    50          52

                      Investment Portfolio/November 30, 1998
  -----------------------------------------------------------------------------

   OH State Turnpike Commission:
    Series 1996-A,
                           6.000%  02/15/06                 $ 500     $   558
    Series 1998-B,
                           5.000%  02/15/06                   200         211
                                                                       ------
                                                                        1,862
                                                                       ------

   TRANSPORTATION - 2.3%
   DC Metropolitan Area Transit Authority,
                           6.000%  07/01/07                   250         283
   WA Port of Seattle,
    Series A,
                           6.000%  10/01/08                   250         284
                                                                       ------
                                                                          567
                                                                       ------

--------------------------------------------------------------------------------
   UTILITY - 10.7%
   INVESTOR OWNED - 0.5%
   MN Anoka County,
    Northern States Power Co.,
    Series 1998,
                           4.600%  12/01/08 (e)               125         124
                                                                       ------

   JOINT POWER AUTHORITY - 5.2%
   AZ Salt River Project, Agricultural
    Improvement & Power District, Series A:
                           5.750%  01/01/07                   250         279
                           6.000%  01/01/05                   500         554
   NC State Municipal Power Agency,
    Catawba Electric No. 1,
    Series 1998-A,
                           5.000%  01/01/08                   305         321
   TX State Municipal Power Agency,
                          (c)      09/01/15                   250         110
                                                                       ------
                                                                        1,264
                                                                       ------

   MUNICIPAL ELECTRIC - 0.2%
   WA Grant County Public Utilities,
    District Number 002,
    Electric System,  Series 1993-E,
                           5.300%  01/01/03                    50          53
                                                                       ------

   WATER & SEWER - 4.8%
   AZ State Central Water Conservation District,
    Central Arizona Project, Series A,
                           5.500%  11/01/08                   250         276

                      Investment Portfolio/November 30, 1998

  -----------------------------------------------------------------------------
  MUNICIPAL BONDS - CONT.                                     PAR       VALUE
  -----------------------------------------------------------------------------
   UTILITY - CONT.
   WATER & SEWER - CONT.
   TX Houston Water & Sewer System,
    Series C,
                           5.900%  12/01/05                 $ 800    $    889
                                                                      -------
                                                                        1,165
                                                                      -------

  TOTAL INVESTMENTS (cost of $22,530)(f)                               23,988
                                                                      -------

  SHORT-TERM OBLIGATIONS - 0.8%
  -----------------------------------------------------------------------------
  VARIABLE RATE DEMAND NOTES (g)
   CA Irvine Improvement Bond Act of 1915,
    Series 1998,
                           3.250%  09/02/23                   100         100
   NY State Energy Research & Development
    Authority, Niagara Mohawk Power Corp.,
    Series B,
                           3.800%  07/01/27                   100         100
                                                                      -------

  TOTAL SHORT-TERM OBLIGATIONS                                            200
                                                                      -------

  OTHER ASSETS & LIABILITIES, NET - 1.0%                                  234
  -----------------------------------------------------------------------------

  NET ASSETS - 100.0%                                                 $24,422
                                                                      =======

  NOTES TO INVESTMENT PORTFOLIO:
  -----------------------------------------------------------------------------

(a) This security, or a portion thereof, with a total market value of $215 is being used to collateralize the delayed delivery purchase indicated in note
     (e) below.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(c)  Zero coupon bond.

(d) These securities, or a portion thereof, with a total market value of $1,297 are being used to collateralize open futures contracts.

(e) This security has been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.

(f)  Cost for federal income tax purposes is the same.

(g) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of November 30, 1998.

  Short futures contracts open on November 30, 1998,

                      Par Value                                     Unrealized
                      covered by            Expiration             depreciation
       Type           contracts             month                    at 11/30/98
  -----------------------------------------------------------------------------
   Treasury Bond          700               March                     $ 15

  See notes to financial statements

                        STATEMENT OF ASSETS & LIABILITIES
                                NOVEMBER 30, 1998

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $22,530)                                                $ 23,988
Short-term obligations                                                                  200
                                                                                   --------
                                                                                     24,188
Receivable for:
  Interest                                                        $    381
  Fund shares sold                                                      37
  Investments sold                                                       5
  Expense reimbursement due from Advisor                                 1
Other                                                                   18              442
                                                                  --------         --------
    Total Assets                                                                     24,630
LIABILITIES
Payable for:
  Investments purchased                                                125
  Distributions                                                         70
  Variation margin on futures                                            8
Accrued:
  Deferred Trustees fees                                                 2
Other                                                                    3
                                                                  --------
    Total Liabilities                                                                   208
                                                                                   --------
NET ASSETS                                                                         $ 24,422
                                                                                   ========

Net asset value & redemption price per share -
Class A ($14,051/1,728)                                                            $   8.13(a)
                                                                                   ========
Maximum offering price per share - Class A
($8.13/0.9675)                                                                     $   8.40(b)
                                                                                   ========
Net asset value & offering price per share -
Class B ($9,504/1,168)                                                             $   8.13(a)
                                                                                   ========
Net asset value & offering price per share -
Class C ($867/107)                                                                 $   8.13(a)
                                                                                   ========
COMPOSITION OF NET ASSETS
Capital paid in                                                                   $ 23,325
Overdistributed net investment income                                                  (20)
Accumulated net realized loss                                                         (326)
Net unrealized appreciation (depreciation) on:
  Investments                                                                        1,458
  Open futures contracts                                                               (15)
                                                                                   --------
                                                                                   $ 24,422
                                                                                   ========


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $100,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 1998


(in thousands)

INVESTMENT INCOME
Interest                                                                         $ 1,139

EXPENSES
Management fee                                                      $   121
Service fee                                                              44
Distribution fee - Class B                                               64
Distribution fee - Class C                                                3
Transfer agent                                                           34
Bookkeeping fee                                                          27
Trustees fee                                                              9
Custodian fee                                                             3
Audit fee                                                                14
Legal fee                                                                 4
Registration fee                                                         26
Reports to shareholders                                                   6
Amortization of deferred
  organization expenses                                                   3
Other                                                                     2
                                                                    -------
Total expenses                                                          360

Fees and expenses waived or borne by
   the Advisor                                                         (125)
Fees waived by
   the Distributor - Class C                                             (2)
Custodian Credits Earned                                                 (2)            231
                                                                    -------      ----------
       Net Investment Income                                                            908
                                                                                 ----------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
Investments                                                              52
Closed futures contracts                                                 39
                                                                    -------
   Net realized gain                                                                     91
Change in net unrealized appreciation (depreciation)
  during the period on:
Investments                                                             429
Open futures contracts                                                   (5)
                                                                    -------
   Net Change in Unrealized Appreciation                                                424
                                                                                 ----------
          Net Gain                                                                      515
                                                                                 ----------
Increase in Net Assets from Operations                                              $ 1,423
                                                                                 ==========


         See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                 Year ended
         (in thousands)                                          November 30
                                                      -----------------------------
INCREASE (DECREASE) IN NET ASSETS                          1998           1997(a)
Operations:
Net investment income                                  $    908         $  1,003
Net realized gain                                            91              228
Net unrealized appreciation (depreciation)                  424              (24)
                                                       --------         --------
    Net Increase from Operations                          1,423            1,207
Distributions:
From net investment income - Class A                       (547)            (522)
In excess of net investment income - Class A                (12)            --
From net investment income - Class B                       (400)            (486)
In excess of net investment income - Class B                 (9)            --
From net investment income - Class C                        (18)              (2)
In excess of net investment income - Class C                 (1)            --
                                                       --------         --------
                                                            436              197
                                                       --------         --------
Fund Share Transactions:
Receipts for shares sold - Class A                        5,396            1,767
Value of distributions reinvested - Class A                 340              273
Cost of shares repurchased - Class A                     (2,258)          (4,276)
                                                       --------         --------
                                                          3,478           (2,236)
                                                       --------         --------
Receipts for shares sold - Class B                          790              379
Value of distributions reinvested - Class B                 269              345
Cost of shares repurchased - Class B                     (2,012)          (3,645)
                                                       --------         --------
                                                           (953)          (2,921)
                                                       --------         --------
Receipts for shares sold - Class C                          864              100
Value of distributions reinvested - Class C                   9                1
Cost of shares repurchased - Class C                       (112)            --
                                                       --------         --------
                                                            761              101
                                                       --------         --------
    Net Increase (Decrease) from
        Fund Share Transactions                           3,286           (5,056)
                                                       --------         --------
        Total Increase (Decrease)                         3,722           (4,859)
NET ASSETS
Beginning of period                                      20,700           25,559
                                                       --------         --------
End of period (net of overdistributed and
  including undistributed net investment income
  of $20 and $57, respectively)                        $ 24,422         $ 20,700
                                                       ========         ========


(a)  Class C shares were initially offered on August 1, 1997.


See notes to financial statements.

           STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                                  Year ended
(in thousands)                                                    November 30
                                                               ------------------
NUMBER OF FUND SHARES                                          1998         1997(a)
Sold - Class A                                                  670          221
Issued for distributions reinvested - Class A                    42           38
Repurchased - Class A                                          (279)        (548)
                                                               ----         ----
                                                                433         (289)
                                                               ----         ----
Sold - Class B                                                   98           48
Issued for distributions reinvested - Class B                    33           44
Repurchased - Class B                                          (250)        (465)
                                                               ----         ----
                                                               (119)        (373)
                                                               ----         ----
Sold - Class C                                                  107           13
Issued for distributions reinvested - Class C                     1          (b)
Repurchased - Class C                                           (14)        --
                                                               ----         ----
                                                                 94           13
                                                               ----         ----

(a)  Class C shares were initially offered on August 1, 1997.

(b)  Rounds to less than one.


See notes to financial statements.

                               NOTES TO FINANCIAL STATEMENTS
                                     NOVEMBER 30, 1998

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION: Colonial Intermediate Tax-Exempt Fund (the Fund), a series of Colonial Trust IV, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with moderate volatility, by pursuing current income exempt from federal income tax and opportunities for appreciation from a portfolio primarily invested in investment-grade, intermediate-term municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

                 Notes to Financial Statements/November 30, 1998

NOTE 1. ACCOUNTING POLICIES - CONT.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses of $75,021 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and were amortized on a straight-line basis over five years.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

                 Notes to Financial Statements/November 30, 1998
-------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.55% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee was reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended November 30, 1998 the Fund has been advised that the Distributor retained net underwriting discounts of $1,982 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $4,727 and $500 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.20% annually of the Fund's net assets as of 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.65% annually of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.20% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.60% annually of the Fund's average net assets. Through December 31, 1997, the expense limit was 0.40% of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are

                 Notes to Financial Statements/November 30, 1998
-------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
-------------------------------------------------------------------------------

employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund had an agreement with its custodian bank under which $3,101 of custodian fees were reduced by balance credits applied during the year ended November 30, 1998. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION
-------------------------------------------------------------------------------

INVESTMENT ACTIVITY: During the year ended November 30, 1998, purchases and sales of investments, other than short-term obligations, were $5,237,090 and $2,250,073, respectively.

Unrealized appreciation (depreciation) at November 30, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

        Gross unrealized appreciation                 $ 1,460,254
        Gross unrealized depreciation                      (2,015)
                                                      -----------
                Net unrealized appreciation           $ 1,458,239
                                                      ===========

CAPITAL LOSS CARRYFORWARDS: At November 30, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

              Year of                        Capital loss
             expiration                      carryforward
             ----------                      ------------
                2003                            $91,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation

                 Notes to Financial Statements/November 30, 1998
-------------------------------------------------------------------------------

between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT
-------------------------------------------------------------------------------

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended November 30, 1998.

NOTE 5. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
-------------------------------------------------------------------------------

On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 2,729,497 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                                AUTHORITY
                                                     FOR         WITHHELD
                                                     ---         --------
  To Elect a Board of Trustees.
        Robert J. Birnbaum                        1,675,411       26,632
        Tom Bleasdale                             1,675,543       26,500
        John Carberry                             1,675,632       26,411
        Lora S. Collins                           1,675,965       26,078
        James E. Grinnell                         1,674,669       27,374
        Richard W. Lowry                          1,674,743       27,300
        Salvatore Macera                          1,675,640       26,403
        William E. Mayer                          1,675,755       26,288
        James L. Moody, Jr.                       1,675,611       26,432
        John J. Neuhauser                         1,676,044       25,999
        Thomas E. Stitzel                         1,675,632       26,411
        Robert L. Sullivan                        1,675,632       26,411
        Anne-Lee Verville                         1,675,490       26,553

To amend fundamental investment policies regarding borrowing and lending.


            FOR              AGAINST        ABSTAIN
            ---              -------        -------
         1,246,147            5,667         50,268

To approve policies for a master fund/feeder fund structure.

            FOR              AGAINST        ABSTAIN
            ---              -------        -------
         1,237,784           12,083         52,215

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                Year ended November 30
                                                 -------------------------------------------------
                                                                        1998
                                                     Class A           Class B           Class C
                                                  -----------       ------------      ------------
Net asset value -
   Beginning of period                            $     7.980        $     7.980       $     7.980
                                                  -----------        -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                               0.357              0.304             0.341(c)
Net realized and
  unrealized gain (loss)                                0.179              0.179             0.179
                                                  -----------        -----------       -----------
   Total from Investment
      Operations                                        0.536              0.483             0.520
                                                  -----------        -----------       -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
    income                                             (0.378)            (0.326)           (0.362)
In excess of net investment
    income                                             (0.008)            (0.007)           (0.008)
                                                  -----------        -----------       -----------
Total Distributions
    Declared to Shareholders                           (0.386)            (0.333)           (0.370)
                                                  -----------        -----------       -----------
Net asset value -
   End of period                                  $     8.130        $     8.130       $     8.130
                                                  ===========        ===========       ===========
Total return (e)(f)                                      6.88%              6.17%             6.66%(g)
                                                  ===========        ===========       ===========

RATIOS TO AVERAGE NET ASSETS
Expenses (i)                                             0.74%              1.39%             0.94%(c)
Net investment income (i)                                4.44%              3.79%             4.24%(c)
Fees and expenses waived
    or borne by the Advisor (i)                          0.58%              0.58%             0.58%
Portfolio turnover                                         10%                10%               10%
Net assets at end
of period (000)                                   $    14,051        $     9,504       $       867

(a)  Net of fees and expenses waived or borne by the Advisor which amounted to:
                                                  $     0.047        $     0.047       $     0.047

(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(c) Net of fees waived by the Distributor which amounted to $0.036 per share and 0.45%.

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

                          FINANCIAL HIGHLIGHTS - CONT.



                                Year ended November 30
           -----------------------------------------------------------------------------
                            1997                                        1996
            Class A      Class B        Class C (b)         Class A            Class B
           -----------  -----------    -------------     ------------        -----------
        $     7.880     $     7.880     $     8.000       $     7.850        $     7.850
        -----------     -----------     -----------       -----------        -----------
              0.388           0.337           0.121             0.375              0.324

              0.093           0.093          (0.019)(d)         0.022              0.022
        -----------     -----------     -----------       -----------        -----------

              0.481           0.430           0.102             0.397              0.346
        -----------     -----------     -----------       -----------        -----------

             (0.381)         (0.330)         (0.122)           (0.367)            (0.316)

                --             --               --               --                 --
        -----------     -----------     -----------       -----------        -----------

             (0.381)         (0.330)         (0.122)           (0.367)            (0.316)
        -----------     -----------     -----------       -----------        -----------

        $     7.980     $     7.980     $     7.980       $     7.880        $     7.880
        ===========     ===========     ===========       ===========        ===========
               6.29%           5.60%           1.29% (h)         5.23%              4.55%
        ===========     ===========     ===========       ===========        ===========

               0.60%           1.25%           0.80% (j)         0.60%              1.25%
               4.84%           4.19%           4.55% (j)         4.75%              4.10%

               0.85%           0.85%           0.97% (j)         0.72%              0.72%
                 31%             31%             31%               20%                20%

        $    10,330     $    10,269     $       101       $    12,479        $    13,080

        $     0.073     $     0.073     $     0.073       $     0.057        $     0.057

(g) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share in 1998 and 1997 only. Prior year ratios are net of benefits received, if any.

(j)  Annualized.
     ---------------------------------------------------------------------------
     1998 Federal Tax information (unaudited)
     99.69% of the income distributions will be treated as exempt income for federal income tax purposes.
     ---------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                        Year ended November 30
                                                   ----------------------------------------------------------------
                                                                  1995                             1994
                                                     Class A          Class B           Class A           Class B
                                                   -----------       -----------       -----------       -----------
Net asset value -
   Beginning of period                             $     7.210       $     7.210       $     7.810       $     7.810
                                                   -----------       -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                0.387             0.338             0.366             0.317
Net realized and
  unrealized gain (loss)                                 0.641             0.641            (0.596)           (0.596)
                                                   -----------       -----------       -----------       -----------
   Total from Investment
      Operations                                         1.028             0.979            (0.230)           (0.279)
                                                   -----------       -----------       -----------       -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
    income                                              (0.388)           (0.339)           (0.370)           (0.321)
                                                   -----------       -----------       -----------       -----------
Net asset value -
   End of period                                   $     7.850       $     7.850       $     7.210       $     7.210
                                                   ===========       ===========       ===========       ===========
Total return (b)(c)                                      14.56%            13.82%            (3.05)%           (3.68)%
                                                   ===========       ===========       ===========       ===========

RATIOS TO AVERAGE NET ASSETS
Expenses                                                  0.36%             1.01%             0.20%             0.85%
Fees and expenses waived
    or borne by the Advisor                               0.96%             0.96%             1.07%             1.07%
Net investment income                                     5.03%             4.38%             4.85%             4.20%
Portfolio turnover                                          69%               69%               26%               26%
Net assets at end
of period (000)                                    $    13,317       $    14,820       $    16,791       $    14,138

(a)   Net of fees and expenses waived or borne by the Advisor which amounted to:
                                                   $     0.074       $     0.074       $     0.080       $     0.080

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

                        REPORT OF INDEPENDENT ACCOUNTANTS

          TO THE TRUSTEES OF COLONIAL TRUST IV AND THE SHAREHOLDERS OF
                      COLONIAL INTERMEDIATE TAX-EXEMPT FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Intermediate Tax-Exempt Fund (the Fund), a series of Colonial Trust IV, at November 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.


(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ..........  press  1

For account information ...........................................  press  2

To speak to a service representative ..............................  press  3

For yield and total return information ............................  press  4

For duplicate statements or new supply of checks ..................  press  5

To order duplicate tax forms and year-end statements ..............  press  6
(February through May)

To review your options at any time during your call ...............  press  *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750

To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FUNDS DISTRIBUTOR INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Intermediate Tax-Exempt Fund is:
Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial Intermediate Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Intermediate Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.



* Effective October 1, 1998, Colonial Investor Service Center, Inc. -- the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds -- changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES

ROBERT J. BIRNBAUM

Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY

Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS

Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA

Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER

Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.

Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Dean, Boston College School of Management

THOMAS E. STITZEL

Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN

Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE

Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[LIBERTY LOGO]
LIBERTY
COLONIAL - CRABBE HUSON - NEWPORT - STEIN ROE ADVISOR
Liberty Funds Distributor, Inc. (c) 1999
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
Visit us at www.libertyfunds.com